SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: February 16, 2006
               Date of Earliest Event Reported: February 10, 2006

                         WORLD WASTE TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                   California
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

         1-11476                                         95-3977501
------------------------------            --------------------------------------
   (Commission File Number)                 (I.R.S. Employer Identification No.)

 13520 Evening Creek Drive, Suite 130, San Diego, California          92128
------------------------------------------------------------      --------------
         (Address of Principal Executive Offices)                  (Zip Code)

                                 (858) 391-3400
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01. Entry into a Material Definitive Agreement.

      In a Current Report on Form 8-K filed with the Securities and Exchange Commission on January 3, 2006, World Waste Technologies, Inc., a California corporation (the "Company"), reported that it had executed a Securities Purchase Agreement dated as of December 27, 2005 (the "Original Securities Purchase Agreement") with three accredited investors.

      The Company and the parties to the Original Securities Purchase Agreement entered into an Amended and Restated Securities Purchase Agreement dated as of January 23, 2006 (the "New Securities Purchase Agreement") which, among other things, provides that the Company will issue only $6,265,000 of 10% Senior Secured Debentures (the "Debentures") rather than up to $8,265,000 of such Debentures as provided for in the Original Securities Purchase Agreement.

      On February 10, 2006, the Company closed the transactions contemplated by the New Securities Purchase Agreement by, among other things, receiving $2,250,000 of funds from the three accredited investors who are parties to the New Securities Purchase Agreement in exchange for the Company's issuance of Debentures in the aggregate principal amount of $2,250,000 and warrants (the "Warrants") to purchase up to an aggregate of 297,000 shares of the Company's Common Stock. The Company plans to use the net proceeds of the issuance of the Debentures to fund its ongoing business operations and for other general corporate purposes, including continuing construction and commissioning of its facility located in Anaheim, California.

      The Warrants are exercisable for a period of five years commencing as of their issuance date and have an exercise price of $0.01 per share. The Debentures are due and payable in full on the earlier to occur of (i) the closing of one or more equity financings generating gross proceeds in an aggregate amount of at least $9.0 million, or (ii) eighteen months after the closing date. The Debentures bear interest at an annual rate of 10.00% payable quarterly in arrears on March 31, June 30, September 30 and December 31 of each year. The first interest payment is due on March 31, 2006. The Debentures are secured by a first-priority lien on substantially all of the Company's assets, and rank pari passu in right of payment with all existing and future senior indebtedness of the Company, and senior in right of payment to any subordinated indebtedness.

      In connection with the issuance of the Debentures, the Company entered into a Registration Rights Agreement on February 10, 2006 pursuant to which it has agreed to include the shares of Common Stock issuable upon exercise of the Warrants on a registration statement filed by the Company with the Securities and Exchange Commission.

      In connection with the issuance of the Debentures, (i) the Company entered into a Security Agreement on February 10, 2006 pursuant to which the Company granted the holders of the Debentures a security interest in substantially all of the Company's assets, and (ii) certain of the Company's subsidiaries delivered a Guarantee on February 10, 2006 of the Company's repayment of the Debentures.

      The closing of the transactions contemplated by the New Securities Purchase Agreement was subject to several conditions, including a requirement to obtain the approval of the holders (the "Existing Noteholders") of at least seventy-five percent of the principal amount of all the 10% Senior Secured Promissory Notes (the "Existing Notes") that the Company issued in November 2005. The Company obtained the required consent of the Existing Noteholders and, in connection with giving such consent, the Existing Noteholders agreed to exchange their Existing Notes for the Debentures and to become parties to the New Securities Purchase Agreement and the Security Agreement and Registration Rights Agreement that were executed on February 10, 2006.

      The closing of the transactions contemplated by the New Securities Purchase Agreement was also subject to a requirement to obtain the consent of the holders of the Company's Series A Preferred Stock. On February 6, 2006, the holders of the Company's Series A Preferred Stock gave their consent to such transactions pursuant to a letter agreement with the Company (the "Series A Consent"). In connection with obtaining the Series A Consent, the Company agreed to deliver to the holders of Series A Preferred Stock warrants to purchase a total of 407,560 shares of the Company's Common Stock at an exercise price of $0.01 per share. Pursuant to the Series A Consent, (i) the Company also agreed to call a shareholders' meeting to approve an amendment of certain provisions of the Series A Preferred Stock Certificate of Determination that are described in the Series A Consent, and (ii) the holders of Series A Preferred Stock agreed to waive certain of their veto rights and contractual rights to facilitate the Company's next round of financing, as described in more detail in the Series A Consent.

      Copies of the New Securities Purchase Agreement, the form of Debenture, the form of Warrant, the Registration Rights Agreement, the Security Agreement, the Subsidiary Guarantee and the Series A Consent are filed as exhibits to this Current Report on Form 8-K. The summary of these agreements set forth above is qualified by reference to such exhibits.

3.02. Unregistered Sales of Equity Securities.

      The Company's issuance of the warrants and the Common Stock issuable upon exercise of the warrants that is described above in Item 1.01 is exempt from registration under the Securities Act of 1933 pursuant to exemptions from registration provided by Rule 506 of Regulation D and Sections 4(2) of the Securities Act of 1933.

8.01. Other Events.

      On February 13, 2006, the Company issued a press release regarding the completion of the transactions contemplated by the New Securities Purchase Agreement that is described in Item 1.01. A copy of the press release is filed as an exhibit to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(c)  Exhibits

Exhibit No.             Description
--------------------    --------------------------------------------------------

10.1 Amended and Restated Securities Purchase Agreement dated as of January 23, 2006 among World Waste Technologies, Inc. and the investors identified therein.

10.2 Form of Common Stock Purchase Warrant dated February 10, 2006 issued by World Waste Technologies, Inc.

10.3 Form of 10% Senior Secured Debenture dated February 10, 2006 issued by World Waste Technologies, Inc.

10.4 Registration Rights Agreement dated as of February 10, 2006 among World Waste Technologies, Inc. and the investors identified therein.

10.5 Security Agreement dated as of February 10, 2006 entered into among World Waste Technologies, Inc. and the investors identified therein.

10.6 Form of Subsidiary Guarantee dated as of February 10, 2006 given by subsidiaries of World Waste Technologies, Inc.

10.7 Letter agreement dated February 6, 2006 among World Waste Technologies, Inc. and the investors identified therein.

99.1              Press release issued by World Waste Technologies, Inc. on
                  February 13, 2006.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

 Date:  February 15, 2006        WORLD WASTE TECHNOLOGIES, INC.

                              By: /s/ John Pimentel
                                -------------------
                                John Pimentel
                                Chief Executive Officer

                                  Exhibit Index

Exhibit No.             Description
--------------------    --------------------------------------------------------

10.1 Amended and Restated Securities Purchase Agreement dated as of January 23, 2006 among World Waste Technologies, Inc. and the investors identified therein.

10.2 Form of Common Stock Purchase Warrant dated February 10, 2006 issued by World Waste Technologies, Inc.

10.3 Form of 10% Senior Secured Debenture dated February 10, 2006 issued by World Waste Technologies, Inc.

10.4 Registration Rights Agreement dated as of February 10, 2006 among World Waste Technologies, Inc. and the investors identified therein.

10.5 Security Agreement dated as of February 10, 2006 entered into among World Waste Technologies, Inc. and the investors identified therein.

10.6 Form of Subsidiary Guarantee dated as of February 10, 2006 given by subsidiaries of World Waste Technologies, Inc.

10.7 Letter agreement dated February 6, 2006 among World Waste Technologies, Inc. and the investors identified therein. 99.1 Press release issued by World Waste Technologies, Inc. on February 13, 2006.